UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2009
           -----------------------------------------------------------

                       Secured Digital Storage Corporation
             (Exact Name of Registrant as Specified in Its Charter)

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

             New Mexico                           0-9500                          85-0280415
             ----------                           ------                          ----------
    (State or other jurisdiction         (Commission File Number)    (I.R.S. Employer Identification No.)
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           2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
           ----------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (630) 271-8590
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William Lynes has resigned as Chief Executive Officer and as a Director as of February 26, 2009.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 3, 2009                Secured Digital Storage Corporation

                                    By: /s/ Lee Wiskowski
                                        -----------------
                                    Executive Vice President/Director